UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2017

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23143 (Commission File Number)	13-3379479 (IRS Employer Identification No.)

One World Trade Center, 47th Floor, New York, New York	10007
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (646) 975-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2017, the Board of Directors (the “Board”) of Progenics Pharmaceuticals, Inc. (“Progenics”) approved an amendment and restatement of Progenics’ bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”) effective immediately and as follows:

Section 3.05 (Advance Notice of Stockholder Nominees) and Section 3.06 (Advance Notice Provision for Proposing Business at the Annual Meeting) were added to establish advance notice requirements for stockholders to make nominations of persons for election to the Board or propose other business at any annual or special meeting of stockholders. In accordance with the advance notice requirements contained in Sections 3.05 and 3.06, commencing after the 2017 annual meeting of stockholders, a stockholder who proposes to make nominations of persons for election to the Board or bring other business must provide written notice to Progenics within the time periods set forth in those sections. A stockholder’s written notice must include certain information concerning the stockholder and each proposal or each nominee, as specified in Sections 3.05 and 3.06, respectively, and otherwise comply with the requirements of the respective section. Further, any director nominee nominated by a stockholder shall be required to submit a written questionnaire with respect to the nominee’s background, qualifications, stock ownership and independence, as well as representations regarding certain voting commitments or third-party compensation arrangements.

Section 3.07 (Proxy Access for Director Nominations) was added to permit, commencing after the 2017 annual meeting of stockholders, a stockholder, or a group of no more than twenty (20) stockholders, owning at least three percent of Progenics’ outstanding common stock continuously for at least three years, to nominate and include in Progenics’ proxy materials for an annual meeting of stockholders director nominees constituting up to the greater of two (or 25% of the total number of directors then serving on the Board, whichever is greater). Such inclusion is subject to the nominating stockholder/s and director nominee/s satisfying the disclosure, eligibility and procedural requirements set forth in Section 3.07.

The descriptions of the changes in the Amended Bylaws contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

3.2                   Amended and Restated Bylaws of Progenics Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ Patrick Fabbio
Patrick Fabbio
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: January 30, 2017